Exhibit 10.13

Dated 11 NOVEMBER 2020

GLOBALFOUNDRIES INC.

as the Company

THE COMPANIES LISTED IN SCHEDULE 1

together with the Company, as Obligors

THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 2

as New Lenders

- and -

CITIBANK EUROPE PLC, UK BRANCH

as Agent

AMENDMENT AGREEMENT

relating to a Revolving and L/C Facilities Agreement

dated 18 October 2019

WE OPERATE IN THE UK AND ITALY AS SHEARMAN & STERLING (LONDON) LLP, A LIMITED LIABILITY PARTNERSHIP ORGANISED IN THE UNITED STATES UNDER THE LAWS OF THE STATE OF DELAWARE, WHICH LAWS LIMIT THE PERSONAL LIABILITY OF PARTNERS. SHEARMAN & STERLING (LONDON) LLP IS AUTHORISED AND REGULATED BY THE SOLICITORS REGULATION AUTHORITY (FIRM SRA NUMBER 211340). A LIST OF ALL PARTNERS’ NAMES, WHICH INCLUDES SOLICITORS AND REGISTERED FOREIGN LAWYERS, IS OPEN FOR INSPECTION AT THE ABOVE ADDRESS. EACH PARTNER OF SHEARMAN & STERLING (LONDON) LLP IS ALSO A PARTNER OF SHEARMAN & STERLING LLP WHICH HAS OFFICES IN THE OTHER CITIES NOTED ABOVE.

EXECUTION VERSION

CONTENTS

1.	Definitions and Interpretation	2

2.	Effective Date	2

3.	Representations	3

4.	Amendments to Original Facilities Agreement	3

5.	New Lender Confirmations	3

6.	Guarantee Confirmation	4

7.	Costs and Expenses	4

8.	Miscellaneous	4

9.	Governing Law	4

SCHEDULE 1 The Obligors		6

SCHEDULE 2 The Lenders		7

SCHEDULE 3 Conditions Precedent		8

SCHEDULE 4 Amendments to Original Facilities Agreement		10

SIGNATORIES		14

EXECUTION VERSION

THIS AMENDMENT AGREEMENT is made on 11 November 2020

BETWEEN:

(1)

GLOBALFOUNDRIES INC., an exempted company incorporated in the Cayman Islands with its registered office at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Company”);

(2)	THE ENTITIES listed in Part A (Original Borrowers) of Schedule 1 (The Obligors) as the original borrowers (the “Original Borrowers”);

(3)	THE ENTITIES listed in Part B (Original Guarantors) of Schedule 1 (The Obligors) as the original guarantors (the “Original Guarantors”);

(4)	BANK OF AMERICA, N.A., (the “Increasing Lender”);

(5)	THE FINANCIAL INSTITUTIONS listed in Part B (New Lenders) Schedule 2 (The Lenders) as the new lenders (the “New Lenders”); and

(6)	CITIBANK EUROPE PLC, UK BRANCH as facility agent of the other Finance Parties (the “Facility Agent”).

WHEREAS:

(A)

The Company, the Original Borrowers, the Original Guarantors, the Facility Agent and the financial institutions named therein as Original Lenders entered into a revolving and L/C facilities agreement originally dated 18 October 2019 pursuant to which the Lenders made available to the Original Borrowers a Revolving Facility in an aggregate amount of $235,000,000 and a L/C Facility in an aggregate amount of $20,000,000 (each as defined therein) (the “Original Facilities Agreement”).

(B)

Pursuant to an upsize request letter dated on or about the date of this Amendment Agreement between the Company and the Facility Agent, the Company has requested that the Existing Lenders (as defined therein) consent to an upsize of the Commitments available under the Revolving Facility in an aggregate amount not to exceed $162,500,000 (the “Upsize Request Letter”).

(C)	Pursuant to the Upsize Request Letter, the Increasing Lender and the New Lenders confirmed their intention to participate in the upsize to the Revolving Facility described therein.

(D)

The Facility Agent, for itself and on behalf of the Finance Parties, and the Obligors have agreed to enter into this Amendment Agreement in order to amend the terms of the Original Facilities Agreement in accordance with the amendments set out in the Upsize Request Letter in the manner set out below.

(E)	The Facility Agent has been authorised to enter into this Amendment Agreement by the requisite Existing Lenders pursuant to the Upsize Request Letter.

(F)

The Increasing Lender has agreed to enter into this Amendment Agreement to confirm the amount of additional Commitment confirmed by the Company pursuant to the Form of Response (as defined in the Upsize Request Letter) which was submitted by the Increasing Lender.

(G)	The New Lenders have agreed to enter into this Amendment Agreement and become “Lenders” under and in accordance with the Original Facilities Agreement (as amended by this Amendment Agreement).

EXECUTION VERSION

NOW IT IS HEREBY AGREED:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Amendment Agreement:

“Amended Facilities Agreement” means the Original Facilities Agreement, as amended by this Amendment Agreement.

“Effective Date” means the date on which the “Effective Time” (as defined in the Upsize Request Letter) occurs.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Original Facilities Agreement has the same meaning when used herein.

(b)

The principles of construction set out in Clause 1 (Definitions and Interpretation) of the Original Facilities Agreement shall also apply in the interpretation hereof as if expressly set out herein with each reference to the “Agreement” being deemed to be a reference to this Amendment Agreement.

1.3	Clauses

In this Amendment Agreement, any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a Clause of or a Schedule to this Amendment Agreement.

1.4	Third party rights

Unless expressly provided to the contrary in a Finance Document, a person who is not a party to this Amendment Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Amendment Agreement.

1.5	Designation

In accordance with the Original Facilities Agreement, each of the Company and the Facility Agent designate this Amendment Agreement as a Finance Document.

2.	EFFECTIVE DATE

Subject to:

(a)	no Event of Default having occurred which is continuing; and

(b)	the representations and warranties set out in Clause 3 (Representations) of this Amendment Agreement being true and accurate,

the amendments to the Original Facilities Agreement referred to in Clause 4 (Amendments to Original Facilities Agreement) shall take effect on the Effective Date in accordance with their terms. If the Effective Date has not occurred by (and including) 11.59 p.m. on 31 December 2020 (or such later date as the Facility Agent acting on the instructions of the Finance Parties may agree) none of the amendments referred to in Clause 4 (Amendments to Original Facilities Agreement) will take effect.

EXECUTION VERSION

3.	REPRESENTATIONS

On the date of this Amendment Agreement and at the Effective Date, the Company and each Obligor confirm that the Repeating Representations to be made by it are true in all material respects.

4.	AMENDMENTS TO ORIGINAL FACILITIES AGREEMENT

4.1	With effect from the Effective Date, the Original Facilities Agreement shall be amended as set out in Schedule 4 (Amendments to Original Facilities Agreement).

4.2	With effect from the Effective Date, the Total Revolving Facility Commitments shall be increased by $162,500,000 to $397,500,000 such that:

(a)

each New Lender will become a Lender under the Amended Facilities Agreement with a Revolving Facility Commitment as set out in the relevant column opposite its name in Part B (New Lenders) of Schedule 2 (The Lenders);

(b)

each Original Lender will remain an Original Lender under the Amended Facilities Agreement with a Revolving Facility Commitment as set out opposite its name in Part A (Original Lenders) of Schedule 2 (The Lenders), such amount including any additional Commitment assumed by it pursuant to the Upsize Request Letter; and

(c)

each New Lender shall become a party to the Amended Facilities Agreement any other relevant Finance Document as a “Lender”, and will assume the same rights and obligations to the other Finance Parties as if it had been party to the Amended Facilities Agreement as an “Original Lender”.

4.3

Subject to the terms of this Amendment Agreement, the Original Facilities Agreement will remain in full force and effect and as from the Effective Date references in the Original Facilities Agreement to “this Agreement”, “hereunder”, “herein” and like terms or to any provision of the Original Facilities Agreement shall be construed as a reference to the Original Facilities Agreement, or such provision, as amended by this Amendment Agreement.

4.4	Except as otherwise provided in this Amendment Agreement, the Finance Documents remain in full force and effect.

5.	NEW LENDER CONFIRMATIONS

5.1

Subject to Clause 5.2 below, each New Lender confirms for the benefit of the Facility Agent and without any liability to any Obligor that it can exempt the Facility Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law as provided for in paragraph (c) of clause 28.1 (Appointment of the Facility Agent) of the Amended Facilities Agreement.

5.2

Notwithstanding Clause 5.1 above, each of Commerzbank AG and Deutsche Bank AG in their capacity as New Lenders confirm for the benefit of the Facility Agent and without any liability to any Obligor that it cannot exempt the Facility Agent from the restrictions pursuant to section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other law as provided for in paragraph (c) of clause 28.1 (Appointment of the Facility Agent) of the Amended Facilities Agreement.

5.3	Each New Lender confirms for the benefit of the Facility Agent and without any liability to any Obligor that:

(a)	it is not a Sponsor Affiliate; and

(b)	it is not a Loan-to-Own/Distressed Investor or an Industry Competitor.

EXECUTION VERSION

5.4

Each New Lender listed in Part B (New Lenders) of Schedule 2 (The Lenders) confirms, for the benefit of the Facility Agent and without any liability to any Obligor, that its status for the purpose of clause 18.4 (Lender status confirmation) of the Amended Facilities Agreement is as set out against its name in that Part B.

5.5

Each New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of clause 25.5 (Limitation of responsibility of Existing Lenders) of the Amended Facilities Agreement.

5.6

Each New Lender has delivered to the Facility Agent its Facility Office details and address, email address, fax number and attention details for notices for the purposes of clause 34.2 (Addressees) of the Amended Facilities Agreement.

6.	GUARANTEE CONFIRMATION

Each Obligor hereby represents, warrants and confirms to and for the benefit of each Finance Party on the date hereof and on the Effective Date that all guarantee and indemnity obligations of it pursuant to Clause 22 (Guarantee and Indemnity) of the Original Facilities Agreement shall:

(a)	remain in full force and effect notwithstanding any amendments to the Original Facilities Agreement contemplated by this Amendment Agreement; and

(b)	extend to any new obligations assumed by any Obligor under the Finance Documents as a result of the Upsize Request Letter or this Amendment Agreement.

7.	COSTS AND EXPENSES

The Company shall within five (5) Business Days of demand pay to the Facility Agent the amount of all pre-approved reasonable and documented costs and expenses (including legal fees but excluding any allocations of overhead or internal costs) payable pursuant to Clause 23.2 (Amendment costs) in connection with this Amendment Agreement.

8.	MISCELLANEOUS

8.1

Clauses 38 (Notices), 40 (Partial Invalidity) and 50 (Enforcement) of the Original Facilities Agreement shall be deemed incorporated in this Amendment Agreement (with such conforming amendments as the context requires) as if set out herein with each reference to the “Agreement” being deemed to be a reference to this Amendment Agreement.

8.2

Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile, E-pencil or .pdf signature) to this Amendment Agreement through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law.

8.3

This Amendment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment Agreement. Delivery of a counterpart of this Amendment Agreement by e-mail attachment or telecopy shall be an effective mode of delivery.

9.	GOVERNING LAW

This Letter is governed by and shall be construed in accordance with English law. Any non-contractual obligations arising out of or in connection with this Letter are governed by English law.

EXECUTION VERSION

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.

SCHEDULE 1

THE OBLIGORS

Part A – The Original Borrowers

1.	GLOBALFOUNDRIES Inc.

2.	GLOBALFOUNDRIES Singapore Pte. Ltd.

3.	GLOBALFOUNDRIES U.S. Inc.

Part B – Original Guarantors

1.	GLOBALFOUNDRIES Inc.

2.	GLOBALFOUNDRIES Dresden Module One Limited Liability Company & Co. KG

3.	GLOBALFOUNDRIES Dresden Module Two Limited Liability Company & Co. KG

4.	GLOBALFOUNDRIES Singapore Pte. Ltd.

5.	GLOBALFOUNDRIES U.S. Inc.

6.	GLOBALFOUNDRIES Netherlands Holding B.V.

7.	GLOBALFOUNDRIES Management Services Limited Liability Company & Co. KG

8.	GLOBALFOUNDRIES Dresden Module One LLC

9.	GLOBALFOUNDRIES Dresden Module One Holding GmbH

10.	GLOBALFOUNDRIES Dresden Module Two LLC

11.	GLOBALFOUNDRIES Dresden Module Two Holding GmbH

12.	GLOBALFOUNDRIES (Netherlands) Cooperatief U.A.

13.	GLOBALFOUNDRIES Netherlands B.V.

14.	GLOBALFOUNDRIES U.S. 2 LLC

SCHEDULE 2

THE LENDERS

Part A – The Original Lenders

Name of Original Lender	Revolving Facility Commitments as at the Effective Date
Bank of America, N.A.	$40,000,000
Citibank, N.A.	$70,000,000
DBS Bank Ltd.	$90,000,000
JPMorgan Chase Bank, N.A.	$50,000,000

Part B – New Lenders

Name of New Lender	Revolving Facility Commitments as at the Effective Date	Lender Status Confirmation
Intesa Sanpaolo S.P.A., London Branch	$25,000,000	Not a Singapore Qualifying Lender Not a US Qualifying Lender Not a German Qualifying Lender
Morgan Stanley Senior Funding, Inc.	$25,000,000	Not a Singapore Qualifying Lender A US Qualifying Lender A German Treaty Lender
Deutsche Bank AG	$50,000,000	Not a Singapore Qualifying Lender A US Qualifying Lender A German Qualifying Lender (other than a German Treaty Lender)
ING Bank, A Branch of ING-DIBA AG	$12,500,000	Not a Singapore Qualifying Lender A US Qualifying Lender A German Qualifying Lender (other than a German Treaty Lender)
Commerzbank AG	$10,000,000	A Singapore Treaty Lender A US Qualifying Lender A German Qualifying Lender (other than a German Treaty Lender)
Credit Suisse AG, Cayman Islands Branch	$25,000,000	Not a Singapore Qualifying Lender A US Qualifying Lender A German Treaty Lender

SCHEDULE 3

Conditions Precedent

1.	Corporate Formalities

(a)

A copy of the constitutional documents of each Original Obligor (including for any German Original Obligor (i) an up-to-date electronic chronological commercial register extract (elektronischer chronologischer Handelsregisterausdruck), (ii) its articles of association (Satzung) or partnership agreement (Gesellschaftsvertrag), as applicable, as well as copies of any by-laws and (iii) if applicable, its list of shareholders).

(b)

A copy of a good standing certificate with respect to each US Obligor, issued as of a recent date by the Secretary of State or other appropriate official of each US Obligor’s jurisdiction of incorporation or organisation.

(c)	A copy of a resolution of in respect of any Original Obligor (other than in respect of a German Original Obligor), its board of directors or board of managers, as applicable:

(i)	approving the terms of, and the transactions contemplated by, the Amendment Agreement and resolving that it execute such document;

(ii)	authorising a specified person or persons to execute the Amendment Agreement on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Amendment Agreement.

(d)	A specimen of the signature of person(s) authorised by the resolution referred to in paragraph (c) above or otherwise.

(e)

If required, a copy of a resolution of the holders of the issued shares and/or interests, as applicable in each Original Obligor (and/or, if applicable, by the supervisory board (Aufsichtsrat) and/or advisory board (Beirat) of such German Original Obligor), approving the terms of, and the transactions contemplated by, the Amendment Agreement.

(f)

A certificate of each Original Obligor (other than in respect of a German Original Obligor) (signed by an Authorised Officer) confirming that borrowing, securing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, securing, guaranteeing or similar limit binding on such Original Obligor to be exceeded.

(g)

A certificate of an Authorised Officer of the relevant Original Obligor certifying that each copy document relating to it specified in this paragraph 1 of this Schedule 3 (Conditions Precedent) is correct, complete and in full force and effect as at a date no earlier than the date of the Amendment Agreement.

(h)	A certificate of good standing of the Company as issued by the Registrar of Companies in the Cayman Islands and dated within thirty (30) days of the Amendment Agreement.

2.	Legal Opinions

(a)

A legal opinion of Clifford Chance LLP as to the law of England & Wales, as to the enforceability of the Amendment Agreement, in a form reasonably satisfactory to the Original Lenders and the New Lenders.

(b)	A legal opinion of the following legal advisers to the Company and the Original Obligors:

(i)	Shearman & Sterling LLP as to German law;

(ii)	Maples and Calder as to Cayman Islands law;

(iii)	Dentons Rodyk & Davidson LLP as to Singaporean law;

(iv)	Hogan Lovells International LLP as to Dutch law; and

(v)	Richards, Layton & Finger, P.A. as to Delaware law,

each in a form reasonably satisfactory to the Original Lenders and the New Lenders.

SCHEDULE 4

Amendments to Original Facilities Agreement

(1)	In Clause 1.1 (Definitions) of the Original Facilities Agreement:

(a)	adding the following new definitions such that they appear listed in this clause in alphabetical order:

“”2020 Upsize” means the upsize of the Revolving Facility in an aggregate amount of up to $162,500,000 which became effective on the Effective Date.”

“”Amendment Agreement” means the amendment agreement relating to this Agreement dated ___ November 2020 between, amongst others, the Company and the Facility Agent.”;

“”Collateral Trustee” means the security agent under the Collateral Trust Agreement.”;

“Creditor Representative” has the meaning given to that term in the Collateral Trust Agreement.”;

“”Effective Date” has the meaning given to that term in the Amendment Agreement.”; and

“”Increasing Lender” means each Lender (which is not an Original Lender) which participates in the 2020 Upsize, for so long as it holds the Commitment assumed by it pursuant to the 2020 Upsize.”;

(b)

deleting the definition of “Collateral Trust Agreement” and replacing it with “means, the security trust deed (as amended, supplemented, amended and restated or otherwise modified from time to time) between, among others, the Company, the Facility Agent, the entities named therein as debtors and the Collateral Trustee.”;

(c)	deleting the references to “Collateral Agent” from paragraphs (m)(i) and (m)(ii)(A) of the definition of “Permitted Security” and replacing them with “Collateral Trustee”;

(d)

deleting the definition of “Reaffirmation Agreement” and replacing it with “means the reaffirmation agreement dated 17 October 2019 in respect of the collateral trust agreement dated 20 September 2018 between, among others, the Company and Wilmington Trust, National Association as collateral trustee, and executed by the relevant Obligors party to that collateral trust agreement.”;

(e)

deleting the definition of “Restricted Lender” and replacing it with “means a Lender that notifies the Facility Agent that it is to be regarded as a Lender in respect of whom complying with a given Sanction may result in a violation of, a conflict with, or liability under the EU Blocking Regulation or any national law contemplating a similar anti-boycott regulation for the purpose of this Agreement.”;

(f)

deleting paragraph (a) of the definition of “Revolving Facility Commitment” and replacing it with “in relation to an Original Lender or an Increasing Lender, the amount in the Base Currency set opposite its name under the heading “Revolving Facility Commitments” in Part D (Commitments following the Effective Date) of Schedule 1 (The Original Parties) and the amount of any other Revolving Facility Commitment transferred to it under this Agreement or assumed by it in accordance with Clause 2.2 (Increase); and”; and

(g)	deleting the definition of “Total Revolving Facility Commitments” and replacing it with “means the aggregate Revolving Facility Commitments, being $397,500,000 as at the Effective Date”.

(2)	In Clause 1.2 (Construction) of the Original Facilities Agreement, adding a new paragraph (q) which reads as follows:

“Any reference in this Agreement to a “Secured Debt Representative” shall be construed as a reference to a “Creditor Representative.”

(3)	In Clause 4.5 (Approved Borrowers) of the Original Facilities Agreement:

(a)	in paragraphs (a) and (d) only, adding “and each Increasing Lender” after each occurrence of “each Original Lender”; and

(b)	in paragraph (c) only, adding “or each Increasing Lender’s (as applicable)” after “each Original Lender’s”.

(4)	In Clause 9.8 (Affiliates of Lenders as Ancillary Lenders) of the Original Facilities Agreement including a new paragraph (e) as follows:

“Prior to becoming an Ancillary Lender, such Affiliate of a Lender shall accede to (i) this Agreement as a Lender and (ii) to the Collateral Trust Agreement as a Senior Facility Provider (as defined therein) by delivering to the Collateral Trustee a duly completed accession undertaking in the form scheduled to the Collateral Trust Agreement.”

(5)	In Clause 9.9 (Affiliates of Borrowers) of the Original Facilities Agreement, including a new paragraph (f) as follows:

“No later than contemporaneously with the date on which it becomes a Borrower with respect to an Ancillary Facility, such Affiliate shall accede to the Collateral Trust Agreement as a Debtor (as defined therein) if not already party thereto in such capacity.”;

(6)	Clause 42.5 (Replacement of Screen Rate) of the Original Facilities Agreement shall be deleted and replaced with:

“(a)	Subject to Clause 42.4 (Other exceptions), any amendment or waiver which relates to:

(i)	providing for the use of a Replacement Benchmark; and

(ii)

(A)	aligning any provision of any Finance Document to the use of that Replacement Benchmark;

(B)

enabling that Replacement Benchmark to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of this Agreement);

(C)	implementing market conventions applicable to that Replacement Benchmark;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Benchmark; or

(E)

adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Facility Agent (acting on the instructions of the Majority Lenders) and the Company.

(b)

If, as at 30 September 2021, or, in the event that the regulators publicly announce that the deadline for LIBOR transition for cash products, including loans, will be amended to a date beyond 31 December 2021 (the “Revised Regulatory Deadline”), the date falling three (3) months prior to the Revised Regulatory Deadline, this Agreement provides that the rate of interest for a Loan in Dollars is to be determined by reference to the Screen Rate for LIBOR the Facility Agent (acting on the instructions of the Majority Lenders) and the Company shall enter into negotiations in good faith with a view to agreeing the use of a Replacement Benchmark in relation to Dollars in place of that Screen Rate from and including a date no later than 31 December 2021 or, if applicable, the Revised Regulatory Deadline.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Replacement Benchmark” means a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Screen Rate by:

(i)	the administrator of that Screen Rate; or

(ii)	any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)	in the opinion of the Majority Lenders and the Company, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Screen Rate; or

(c)	in the opinion of the Majority Lenders and the Company, an appropriate successor to a Screen Rate.”.

(7)	In Schedule 1 (The Original Parties) of the Original Facilities Agreement there shall be a new Part D (Commitments following the Effective Date) inserted which shall read as follows:

Part D

Commitments following the Effective Date

Name of Lender	Revolving Facility Commitments	Additional L/ C Facility Commitments
Bank of America, N.A.	$40,000,000	—
Citibank, N.A.	$70,000,000	$20,000,000
Commerzbank AG	$10,000,000	—
Credit Suisse AG, Cayman Islands Branch	$25,000,000	—
DBS Bank Ltd.	$90,000,000	—
Deutsche Bank AG	$50,000,000	—
ING Bank, A Branch of ING-DIBA AG	$12,500,000	—
Intesa Sanpaolo S.P.A., London Branch	$25,000,000	—
JPMorgan Chase Bank, N.A.	$50,000,000	—
Morgan Stanley Senior Funding, Inc.	$25,000,000	—

Total Commitments	$397,500,000	$20,000,000

SIGNATORIES

THE COMPANY

Name: David Reeder Title: CFO

For and on behalf of

GLOBALFOUNDRIES INC.

as Company

[Signature Page – Amendment Agreement (2019 RCF)]

THE ORIGINAL BORROWERS

Name: David Reeder Title: CFO

For and on behalf of

GLOBALFOUNDRIES INC.

as an Original Borrower

Name: Theodore Castro Title: Director

For and on behalf of

GLOBALFOUNDRIES SINGAPORE PTE. LTD.

as an Original Borrower

Name: Samak L. Azar Title: Secretary

For and on behalf of

GLOBALFOUNDRIES U.S. INC.

as an Original Borrower

[Signature Page – Amendment Agreement (2019 RCF)]

THE ORIGINAL GUARANTORS

Name: David Reeder
Title: CFO

For and on behalf of

GLOBALFOUNDRIES INC.

as an Original Guarantor

Name: Theodore Castro
Title: Director

For and on behalf of

GLOBALFOUNDRIES SINGAPORE PTE. LTD.

as an Original Guarantor

Name: Samak L. Azar
Title: Secretary

For and on behalf of

GLOBALFOUNDRIES U.S. INC.

as an Original Guarantor

Name: Samak L. Azar
Title: Manager

For and on behalf of

GLOBALFOUNDRIES DRESDEN MODULE ONE LIMITED LIABILITY

COMPANY & CO. KG

represented by its general partner GLOBALFOUNDRIES Dresden Module One LLC as an Original Guarantor

[Signature Page – Amendment Agreement (2019 RCF)]

Name: Samak L. Azar
Title: Manager

For and on behalf of

GLOBALFOUNDRIES DRESDEN MODULE TWO LIMITED LIABILITY

COMPANY & CO. KG

represented by its general partner GLOBALFOUNDRIES Dresden Module One LLC as an Original Guarantor

Name: Dirk Gasse
Title: Director

For and on behalf of

GLOBALFOUNDRIES NETHERLANDS HOLDING B.V.

as an Original Guarantor

Name: Samak L. Azar
Title: Manager

For and on behalf of

GLOBALFOUNDRIES MANAGEMENT SERVICES LIMITED LIABILITY

COMPANY & CO. KG

represented by its general partner GLOBALFOUNDRIES Dresden Module Two LLC as an Original Guarantor

Name: Samak L. Azar
Title: Manager

For and on behalf of

GLOBALFOUNDRIES DRESDEN MODULE ONE LLC

as an Original Guarantor

[Signature Page – Amendment Agreement (2019 RCF)]

Name: Samak L. Azar
Title: Managing Director (Geschäftsführer)

For and on behalf of

GLOBALFOUNDRIES DRESDEN MODULE ONE HOLDING GMBH

as an Original Guarantor

Name: Samak L. Azar
Title: Manager

For and on behalf of

GLOBALFOUNDRIES DRESDEN MODULE TWO LLC

as an Original Guarantor

Name: Samak L. Azar
Title: Managing Director (Geschäftsführer)

For and on behalf of

GLOBALFOUNDRIES DRESDEN MODULE TWO HOLDING GMBH

as an Original Guarantor

[Signature Page – Amendment Agreement (2019 RCF)]

Name: Carmine Joseph Mele	Name: Dirk Gasse
Title: Management Board Member A	Title: Management Board Member B

For and on behalf of

GLOBALFOUNDRIES (NETHERLANDS) COÖPERATIEF U.A.

as an Original Guarantor

Name: Dirk Gasse
Title: Director

GLOBALFOUNDRIES NETHERLANDS B.V.

as an Original Guarantor

Name: Michael Cadigan
Title: Director

GLOBALFOUNDRIES U.S. 2 LLC

as an Original Guarantor

[Signature Page – Amendment Agreement (2019 RCF)]

THE NEW LENDERS

COMMERZBANK AG

By:
Name:

By:
Name:

[Signature Page – Amendment Agreement (2019 RCF)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

[Signature Page – Amendment Agreement (2019 RCF)]

DEUTSCHE BANK AG

By:

Name:

By:

Name:

[Signature Page – Amendment Agreement (2019 RCF)]

ING BANK, A BRANCH OF ING-DIBA AG

By:

Name:

By:

Name:

[Signature Page – Amendment Agreement (2019 RCF)]

INTESA SANPAOLO S.P.A., LONDON BRANCH

By:

Name:

By:

Name:

[Signature Page – Amendment Agreement (2019 RCF)]

MORGAN STANLEY SENIOR FUNDING, INC.

By:

Name:

[Signature Page – Amendment Agreement (2019 RCF)]

THE INCREASING LENDER

BANK OF AMERICA, N.A.

By:

Name:

[Signature Page – Amendment Agreement (2019 RCF)]

THE FACILITY AGENT

Name:

For and on behalf of

Citibank Europe Plc, UK Branch

in its capacity as Facility Agent

(acting on the instructions of the requisite Lenders)

[Signature Page – Amendment Agreement (2019 RCF)]